CONVERTED ORGANICS INC. ANNOUNCES REGISTERED DIRECT OFFERING OF COMMON STOCK AND WARRANTS

BOSTON, April 21, 2010 (BUSINESS WIRE) — Converted Organics Inc. (NASDAQ:COIN) announced today that on April 20, 2010 it entered into a definitive agreement with a single institutional investor to raise gross proceeds of approximately $2,544,000, before placement agent’s fees and other offering expenses, in a registered direct offering.

Under the terms of the transaction, the Company will issue to the investor 2,400,000 shares of its common stock and five-year warrants to purchase 1,163,362 shares of the Company’s common stock at an exercise price of $1.06 per share (the “Warrants”). The Warrants may be exercised at any time on or following a date one year after the date of issuance and will expire five years from the date of issuance.

The closing of the offering is expected to take place subject to the satisfaction of customary closing conditions.

Chardan Capital Markets, LLC acted as the sole placement agent for this transaction.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

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About Converted Organics Inc.

Converted Organics (NASDAQ:COIN, www.convertedorganics.com), based in Boston, MA, is dedicated to producing high-quality, all-natural, organic soil amendment and fertilizer products through food waste recycling. The Company uses its proprietary High Temperature Liquid Composting (HTLC) system, a proven, state-of-the-art microbial digestion technology, to process various biodegradable food wastes into dry pellet and liquid concentrate organic fertilizers that help grow healthier food and improve environmental quality. Converted Organics sells and distributes its environmentally-friendly fertilizer products in the retail, professional turf management, and agribusiness markets.

This press release contains forward-looking statements that are subject to risks and uncertainties. These forward-looking statements include information about possible or assumed future results of our business, financial condition, liquidity, results of operations, plans and objectives. In some cases, you may identify forward-looking statements by words such as “may,” “should,” “plan,” “intend,” “potential,” “continue,” “believe,” “expect,” “predict,” “anticipate” and “estimate,” the negative of these words or other comparable words. These statements are only predictions. One should not place undue reliance on these forward-looking statements. The forward-looking statements are qualified by their terms and/or important factors, many of which are outside the Company’s control, involve a number of risks, uncertainties and other factors that could cause actual results and events to differ materially from the statements made. The forward-looking statements are based on the Company’s beliefs, assumptions and expectations of our future performance, taking into account information currently available to the Company. These beliefs, assumptions and expectations can change as a result of many possible events or factors, including those events and factors, not all of which are known to the company, described most recently in the “Risk Factors” section in the Company’s most recently filed annual report on Form 10-K. Neither the Company nor any other person assumes responsibility for the accuracy or completeness of these statements. The Company will update the information in this press release only to the extent required under applicable securities laws. If a change occurs, the company’s business, financial condition, liquidity and results of operations may vary materially from those expressed in the aforementioned forward-looking statements.

COIN-G

SOURCE: Converted Organics Inc.

Converted Organics Inc.
Investor Contact:
Jim Blackman, 713-256-0369
PR Financial Marketing
jim@prfmonline.com

or

Public Relations Contact:
Kaitlyn Siner
ksiner@convertedorganics.com
(617)624-0111